                  -------------------------------------------
                                 THE CRM FUNDS

                              SMALL CAP VALUE FUND

                                   PROSPECTUS
                                FEBRUARY 1, 1997


    THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN
       EQUITY SECURITIES OF COMPANIES WITH SMALL MARKET CAPITALIZATIONS,
                        USING A VALUE-ORIENTED APPROACH.


                              INVESTMENT ADVISER:

                               CRM ADVISORS, LLC,
                 AN AFFILIATE OF CRAMER ROSENTHAL MCGLYNN, INC.

                                 1-800-CRM-2883

                               TABLE OF CONTENTS


PROSPECTUS SUMMARY.......................................................................          2

FEE TABLE................................................................................          3

FINANCIAL HIGHLIGHTS.....................................................................          3

PERFORMANCE..............................................................................          4

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS...............................................          5
Investment Objective.....................................................................          5
Investment Strategies....................................................................          5
Investment Risks.........................................................................          6

INVESTMENT POLICIES......................................................................          6

ADDITIONAL INVESTMENT PRACTICES..........................................................          8

MANAGEMENT...............................................................................          9
Investment Adviser.......................................................................          9
Administrator............................................................................         11
Distributor..............................................................................         11
Shareholder Services.....................................................................         11
Transfer Agent...........................................................................         12
Expenses of the Trust....................................................................         12

INVESTMENT IN THE FUND...................................................................         12
Purchases and Redemption of Shares.......................................................         12
Purchase and Redemption Procedures.......................................................         13
Exchange Privilege.......................................................................         15
Other Investment Information.............................................................         16

DIVIDENDS AND TAX MATTERS................................................................         16
Dividends................................................................................         16
Taxes....................................................................................         16

OTHER INFORMATION........................................................................         17
Determination of Net Asset Value.........................................................         17
The Trust and Its Shares.................................................................         17

-------------------------------------------
 THE CRM FUNDS
SMALL CAP VALUE FUND

------------------------------------------------------------

FUND INFORMATION:                              SHAREHOLDER ACCOUNT INFORMATION:
    Forum Financial Services, Inc.                 Forum Financial Corp.
    Two Portland Square                            P.O. Box 446
    Portland, Maine 04101                          Portland, Maine 04112
    800-CRM-2883                                   800-844-8258
    800-276-2883

INVESTMENT ADVISOR:
    CRM Advisors, LLC
    707 Westchester Avenue
    White Plains, New York 10604

--------------------------------------------------------------------------------


                                   PROSPECTUS
                                FEBRUARY 1, 1997


This Prospectus offers shares of the Small Cap Value Fund (the "Fund"), a diversified portfolio of The CRM Funds (the "Trust"), an open-end, management investment company. The Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with small market capitalizations, using a value-oriented approach. Shares of the Fund are offered to investors without any sales charge.

  Please read this Prospectus before investing in the Fund, and retain it for future reference.
       It contains important information about the Fund, its investments and the services available to its shareholders.


To learn more about the Fund and the Trust, you may obtain a copy of the Fund's Statement of Additional Information dated February 1, 1997, as amended from time to time (the "SAI"). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available together with other related materials for reference on the SEC's Internet Web Site (http://www.sec.gov). The SAI is incorporated by reference into this Prospectus and may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-CRM-2883.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY


INVESTMENT OBJECTIVE AND POLICIES. The Fund seeks long-term capital appreciation by investing primarily in equity securities of small companies. The Fund's investment adviser employs a "value" approach to the Fund's investments, seeking to identify small capitalization companies that have experienced fundamental change, are intrinsically undervalued or are misunderstood by the investment community. The Portfolio Manager views investment prospects on a long-term basis and does not attempt to time the market. SEE "Investment Objective, Strategies and Risks" for more detailed information.



MANAGEMENT. CRM Advisors, LLC (the "Adviser"), an affiliate of Cramer Rosenthal McGlynn, Inc. ("CRM") with the same principals and portfolio managers as CRM, is the Fund's investment adviser and makes investment decisions for the Fund. Forum Financial Services, Inc. is the administrator and distributor of the Fund. SEE "Management" for more detailed information.



SIZE. As of February 1, 1997, the Fund had over $69 million in assets.



PURCHASES AND REDEMPTIONS. Shares of the Fund may be purchased or redeemed without any sales charges Monday through Friday except on days that the New York Stock Exchange is closed ("Fund Business Day"). The initial minimum investment is $10,000 or $2,000 for retirement accounts and automatic investment plans. The minimum for subsequent investments in the Fund is $100. SEE "Investment in the Fund" for more detailed information.



DIVIDENDS. Dividends representing the net investment income of the Fund are declared and paid at least annually. Net capital gains realized by the Fund, if any, also will be distributed annually. Dividends and distributions are reinvested in additional shares of the Fund unless a shareholder elects to have them paid in cash. SEE "Dividends and Tax Matters" for more detailed information.



RISK CONSIDERATIONS



The Fund does not invest for income, and does not by itself provide a complete or balanced investment program. It may be an appropriate investment for investors willing to tolerate possibly significant fluctuations in the Fund's net asset value while seeking long-term returns that are potentially higher than market averages. A company's market capitalization is the total market value of its outstanding common stocks. The securities of small capitalization companies typically are more thinly traded than those of larger companies. Small capitalization securities may have greater growth potential in the long-run than other types of securities. In the shorter term, however, the prices of small capitalization securities may fluctuate significantly in response to news about the company, the markets or the economy. Other investments and investment techniques of the Fund, such as investments in securities of foreign issuers, may entail additional risks or have speculative characteristics. SEE "Investment Objective, Strategies and Risks" for more detailed information.



Of course, as with any mutual fund, there is no assurance that the Fund will achieve its investment objective.

FEE TABLE

The following table should help you understand the various costs and expenses that you will bear if you invest in the Fund.


Shareholder Transaction Expenses

  Maximum sales load imposed on        None
  purchases
  Maximum sales load imposed on        None
  reinvested dividends
  Deferred sales load                  None
  Redemption Fees                      None
  Exchange Fees                        None



Annual Fund Operating Expenses(1)
  Advisory Fees                        0.58%
  12b-1 Fees                           None
  Other Expenses
    Shareholder servicing fees         None
    Miscellaneous expenses             0.91%
  Total Fund Operating Expenses
  (after waivers or
  reimbursements)(2)                   1.49%



(1) Annual Fund Operating Expenses are calculated as a percentage of average net assets after waivers and reimbursements.



(2) The amounts of fees and expenses are based on amounts incurred by the Fund during the Fund's most recent fiscal year ending September 30, 1996. Absent expense reimbursements and fee waivers, the fees and expenses for the Fund would have been: Advisory Fees: 0.75%, Other Expenses: 1.23%, and Total Fund Operating
Expenses: 1.98%. SEE "Management," for a more detailed description of the various costs and expenses incurred in the Fund's operation. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.


EXAMPLE

The following is a hypothetical example that indicates the dollar amount of expenses that an investor in the Fund would pay assuming a $1,000 investment in the Fund, a 5% annual return, the reinvestment of all dividends and distributions and redemption at the end of each period:


                            After 1 Year        $ 15
                            After 3 Years       $ 47
                            After 5 Years       $ 81
                            After 10 Years      $178


The example is based on the expenses listed in the table. The five percent annual return is not predictive of and does not represent the Fund's projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

FINANCIAL HIGHLIGHTS


The following table represents selected data for a single outstanding share of the Fund for the period shown. This information has been audited in connection with an audit of the Fund's financial statements by Ernst & Young, LLP, independent auditors. The Fund's financial statements and independent auditors' report thereon are incorporated by reference into the SAI. Further information about the Fund's performance is contained in the Fund's Annual Report to shareholders, which may be obtained from the Trust without charge by calling 1-800-CRM-2883.



SMALL CAP VALUE FUND
YEAR ENDED 9/30/96
BEGINNING NET ASSET VALUE PER      $10.00
SHARE
Net investment loss                (0.02)
Net realized and unrealized gain   3.73
on securities
Dividends from net investment      --
income (a)
ENDING NET ASSET VALUE PER SHARE   $13.71
RATIOS TO AVERAGE NET ASSETS:
  Expenses (b)                     1.49%
  Net investment loss              (0.40)%
TOTAL RETURN                       37.15%
PORTFOLIO TURNOVER RATE            111.18%
Average Brokerage Commission Rate  $0.0374
(c)
NET ASSETS AT THE END OF PERIOD    $45,385
(000's omitted)



 (a) Less than $0.01 per share.


 (b) During the period, various fees and expenses were waived and reimbursed, respectively. Had such waivers and reimbursements not occurred, the expenses would have been 1.98% of average net assets.


 (c) Amount represents the average commission per share, paid to brokers, on the purchase and sale of portfolio securities.



PERFORMANCE



The Fund may, from time to time, include quotations of its average annual total return, cumulative total return and other non-standard performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of the Fund's expenses (on an annual basis) and assume investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized. For a description of the methods used to determine total return and other performance measures for the Fund, please see the SAI.



The Fund's fiscal year runs from October 1 to September 30. The table below show's the Fund's performance over the past fiscal year compared to investing in a broad selection of stocks as measured by the S&P 500 and Russell 2000 Index.



AVERAGE ANNUAL TOTAL RETURNS



         For the Year Ended 9/30/96                         Past 1 year
         Small Cap Value Fund                                 37.15%
         S&P 500                                              20.25%
         Russell 2000 Index                                   13.22%



The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses. They also do not include any allowance for the brokerage commissions or other fees you would pay if you actually invested in those stocks.



The S&P 500-Registered Trademark- is the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stock prices. The S&P 500 figures assume reinvestment of all dividends paid by stocks included in the Index.

The Russell 2000-Registered Trademark- Index (the "Russell 2000") is a market weighted index composed of 2000 companies with market capitalizations from $50 million to $1.8 billion. The index is unmanaged and reflects the reinvestment of dividends.



PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.



INVESTMENT OBJECTIVE,
STRATEGIES AND RISKS



INVESTMENT OBJECTIVE


The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective by investing at least 75% of its total assets in the equity securities of small capitalization companies. A small capitalization company has a market capitalization -- in other words, the value the stock market assigns all of the company's shares -- of $1 billion or less at the time of the Fund's investment. Companies whose capitalization exceeds $1 billion after purchase will continue to be considered small for purposes of this 75% policy. The Fund may also invest to a limited degree in companies that have larger market capitalizations. The investment objective of the Fund may not be changed without the approval of shareholders.
                                ----------------


INVESTMENT STRATEGIES


A company may have a small market capitalization because it is new or has recently gone public, or because it operates in a minor industry or regional market. These companies may respond more quickly to change in an industry, and are expected to increase their earnings more rapidly than larger companies. Historically, small companies have offered greater opportunity for capital appreciation than larger, more established companies. At the same time, investing in small companies can be riskier than other investments.

Value investing provides investors with a less aggressive way to take advantage of growth opportunities of small companies. Using a value approach, the Fund will seek to invest in stocks priced low relative to comparable companies, determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce downside risk while offering potential for capital appreciation as a stock gains favor among other investors and its stock price rises.

The Fund will be managed in accordance with the investment disciplines that CRM has employed in managing its equity portfolios for over twenty years. The Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts, evaluating the degree of investor recognition by monitoring the number of analysts who follow the company and recommend its purchase or sale to investors. The Adviser begins the investment process by identifying early dynamic change in a company's operations, finances, or management. In small capitalization companies, this type of dynamic change tends to be material, and may create misunderstanding in the marketplace, and result in a company's stock becoming undervalued.

Once change is identified, the Adviser evaluates the company on several levels. It analyzes financial models based principally upon projected cash flow, as opposed to reported earnings. The price of the company's stock is evaluated in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company. Another important consideration is the extent of management's ownership interest in the company.

Finally, the Adviser analyzes the company's market, in most instances, corroborating its observations and assumptions by meeting with management, customers, and suppliers.

By reviewing historical relationships and understanding the characteristics of a business, the Adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the Adviser seeks stocks that it believes have a greater upside potential than risk over an 18 to 24 month holding period.


INVESTMENT RISKS


An investment in the Fund is not by itself a complete or balanced investment program. Nevertheless, the small capitalization segment of the equity markets may be an important part of an investor's portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the Fund's net asset value. Investing in small companies can entail more risk than investing in larger, more established companies, however.

Small companies may have more limited product lines, markets, and financial resources, making them more susceptible to economic or market setbacks. A significant portion of the securities in which the Fund invests are traded in the over-the-counter markets or on a regional securities exchange, and may be more thinly traded and volatile than the securities of larger companies. Analysts and other investors typically follow small companies less actively, and information about these companies is not always readily available. For these and other reasons, the prices of small capitalization securities may fluctuate more significantly than the securities of larger companies, in response to news about the company, the markets or the economy. As a result, the price of the Fund's shares may exhibit a higher degree of volatility than the market averages.


In addition, securities traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities traded on a national exchange. The Fund therefore may have to sell a portfolio security to meet redemptions at a discount from market prices, or otherwise sell during periods when disposition is not desirable, or make many small sales over a lengthy period of time.


                                ----------------

INVESTMENT POLICIES

Under normal conditions, the Fund will invest at least 75% of its assets in equity securities of small capitalization companies.

EQUITY SECURITIES may include common and preferred stock, convertible securities and warrants. COMMON STOCK represents an equity or ownership interest in a company. Although this interest often gives the Fund the right to vote on measures affecting the company's organization and operations, the Fund does not intend to exercise control over the management of companies in which it invests. Common stocks have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term.


PREFERRED STOCK generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income from dividend payments. CONVERTIBLE SECURITIES are securities that may be converted either at a stated price or formula within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than common stocks, but less than fixed income or non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company's stock, but to a lesser degree than its common stock.

The Fund may invest in preferred stock and convertible securities rated BBB or higher by Standard & Poor's Corporation, Baa by Moody's Investors Service, Inc., or the equivalent in the case of unrated instruments. SEE "Description of Securities Ratings" in Appendix A to the SAI.

WARRANTS are options to purchase an equity security at a specified price at any time during the life of the warrant. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).

The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.


AMERICAN DEPOSITORY RECEIPTS ("ADRS"). The Fund may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. In a "sponsored" ADR, the foreign issuer typically bears certain expenses of maintaining the ADR facility. "Unsponsored" ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.


SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies to the extent permitted by the Investment Company Act of 1940 ("Investment Company Act"). To the extent the Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company's expenses, such as investment advisory and distribution fees, and operating expenses.

ILLIQUID AND RESTRICTED SECURITIES. As a nonfundamental investment policy, the Fund may not purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities. A security is considered ILLIQUID if it may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Over-the-counter options, repurchase agreements not entitling the holder to payment of principal in 7 days, and certain "restricted securities" may be illiquid.

A security is RESTRICTED if it is subject to contractual or legal restrictions on resale to the general public. A liquid institutional market has developed, however, for certain restricted securities such as repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Thus, restrictions on resale do not necessarily indicate the liquidity of the security. For example, if a restricted security may be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act of 1933 or another exemption from registration under the Securities Act, the Adviser may determine that the security is liquid under guidelines adopted by the Fund's Board of Trustees. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. With other restricted securities, however, there can be no assurance that a liquid market will exist for the security at any particular time. The Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund treats such holdings as illiquid.
                                ----------------

ADDITIONAL INVESTMENT PRACTICES

CONCENTRATION. As a fundamental investment policy, the Fund may not purchase a security (other than U.S. Government Securities) if as a result more than 25% of its net assets would be invested in a particular industry.

DIVERSIFICATION. As a fundamental investment policy, the Fund may not purchase a security if, as a result (a) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (b) the Fund would own more than 10% of the outstanding voting securities of a single issuer. This limitation applies only with respect to 75% of the Fund's total assets and does not apply to U.S. Government Securities.

BORROWING. As a fundamental investment policy, the Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of the Fund's total assets. As a nonfundamental investment policy, the Fund may not purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might need to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.


CASH AND TEMPORARY DEFENSIVE POSITIONS. The Fund will hold a certain portion of its assets in cash or cash equivalents to retain flexibility in meeting redemptions, paying expenses, and timing of new investments. Cash equivalents may include (i) short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities ("U.S. Government Securities"),
(ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have an A+ rating from Standard & Poor's Corporation or an A-1+ rating from Moody's Investors Service, Inc., (iii) commercial paper rated P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly, and (v) money market mutual funds.



In addition, when the Adviser believes that business or financial conditions warrant, the Fund may assume a temporary defensive position. During such periods, the Fund may invest without limit in cash or cash equivalents. When and to the extent the Fund assumes a temporary defensive position, it will not pursue its investment objective.


SHORT SALES. The Fund may not enter into short sales, except short sales "against the box." In a short sale against the box, the Fund sells securities it owns, or has the right to acquire at no added cost. The Fund does not immediately deliver the securities sold, however, and does not receive proceeds from the sale until it does deliver the securities. The Fund may enter into a short sale against the box to lock-in a gain or loss in one year, while deferring recognition of the gain or loss until the next year. The Fund may also sell short against the box to hedge against the risk that the price of a security may decline. In such a case, to the extent the Fund limits its future losses in the security, it limits its opportunity to achieve future gain in the security as well.

PORTFOLIO TRANSACTIONS. The frequency of portfolio transactions is generally expressed in terms of a portfolio turnover rate. For example, an annual turnover rate of 100% would occur if all of the securities in the Fund were replaced once a year. The Fund's portfolio turnover rate will vary from year to year depending on market conditions. Higher rates of turnover will result in higher brokerage costs for the Fund. The Adviser weighs the anticipated benefits of short-term investments against these consequences. The Fund's portfolio turnover rate is reported under "Financial Highlights." Tax rules applicable to short-term trading may affect the timing of the Fund's transactions or its ability to realize short-term trading profits or establish short-term positions.


INVESTMENT OBJECTIVE AND POLICIES. The investment objective, and investment policies of the Fund that are identified as fundamental, may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. Except as otherwise indicated, however, the Fund's investment policies are not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will apply the percentage restrictions on its investments set forth in its investment policies when the investment is made. If the percentage of the Fund's assets committed to a particular investment or practice later increases because of a change in the market values of the Fund's assets or redemptions of Fund shares, it will not constitute a violation of the limitation.
                                ----------------

MANAGEMENT


The business of the Trust and the Fund is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor its investment activities and practices, and discuss other matters affecting the Fund and the Trust. Additional information regarding the Trustees, as well as the Company's executive officers, may be found in the SAI under the heading "Management -- Trustees and Officers."


INVESTMENT ADVISER

CRM Advisors, LLC (the "Adviser"), 707 Westchester Avenue, White Plains, New York 10604, serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser is a limited liability company organized under the laws of the State of New York on June 20, 1995, and is a registered investment adviser under the Investment Advisers Act of 1940. Although as a new entity the Adviser has no previous experience managing an investment company, the principal shareholders and portfolio managers of the Adviser have significant experience in portfolio management through CRM, an affiliate of the Adviser that is also a registered investment adviser providing investment services to pension plans, endowments, foundations, and institutions, as well as family trusts, estates and individuals.


CRM has managed investments in small and mid capitalization companies for twenty-four years. As of the date of this prospectus, it has over $2.5 billion of assets under management. The following data relates to historical performance of the portfolios of all private accounts managed by CRM that have an investment style and objective substantially similar to the Fund's. The private accounts, however, have a heavier weighting of mid-capitalization issuers than the Fund. This data compares the performance of these portfolios against the Russell 2500-TM- Index. It represents dollar weighted total rates of return that include the impact of capital appreciation as well as the reinvestment of interest and dividends. This data is unaudited, and does not indicate how the Fund may perform in the future.

-------------------------------------------


 Period (Calendar Years)     CRM(1)       Russell
                                          2500(2)
20 Years: 1977 - 1996           17.5%       N/A
15 Years: 1982 - 1996           17.8%        15.2%
10 Years: 1987 - 1996           16.2%        13.9%
5 Years: 1992 - 1996            19.1%        16.0%
3 Years: 1994 - 1996            16.7%        15.8%
1 Year: 1996                    30.1%        19.0%



(1) CRM's results are a dollar weighted composite of tax-exempt, fully discretionary, separately managed accounts that are over $1 million in size and under CRM's management for at least 3 months. These accounts have investment objectives and techniques similar to the Fund, but with a heavier weighting of mid-capitalization issuers. The composite consists of 35 accounts with $834 million in assets (82% of tax-exempt equity accounts and 49% of all equity accounts). The modified Bank Administration Institute (BAI) method is used to compute a time-weighted rate of return in accordance with standards set by the Association for Investment Management and Research (AIMR). The composite does not reflect all of the assets under CRM's management and may not accurately reflect the performance of all accounts it manages.


(2) The Russell 2500-TM- Index (the "Russell 2500") is a market weighted index composed of 2500 companies with market capitalizations from $50 million to $3.9 billion. The index is unmanaged and reflects the reinvestment of dividends.



The performance figures are net of advisory fees. The net effect of the deduction of the operating expenses of the Fund on annualized performance, including the effect of compounding over time, may be substantial. SEE "Fee Table."


All information relies on data supplied by the Adviser or from statistical services, reports or other sources believed by the Trust to be reliable. It has not been verified or audited.

The principals of CRM and the Adviser stand on a solid base of more than 130 years of collective investment experience. The principal shareholders and portfolio managers of the Adviser are:


Gerald B. Cramer, Chairman of CRM, has been in investment banking and portfolio management for the past thirty-nine years. Before joining CRM in 1973, Mr. Cramer was a senior partner at Oppenheimer & Co. His responsibilities include investment policy and portfolio management. He received a B.S. from Syracuse University and attended the University of Pennsylvania Wharton Graduate School of Finance.



Ronald H. McGlynn, President and Chief Investment Officer of CRM, is the Adviser's Portfolio Manager. He has been with CRM for twenty-four years and is responsible for investment policy, portfolio management, and investment research. Prior to his association with CRM and the Adviser, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an MBA from Columbia University.



Jay B. Abramson, Executive Vice President of CRM, is the Adviser's Director of Research. He has been with CRM for eleven years and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively. He is also a Certified Public Accountant. Mr. Abramson is primarily responsible for the day-to-day management of the Fund's portfolio.



Fred M. Filoon is President of the Fund and Senior Vice President of CRM. Mr. Filoon has over

30 years of investment experience and is responsible for portfolio management at CRM. Mr. Filoon received a B.A. from Bowdoin College and attended New York University Business School.



For its services under the Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund. The Adviser's fees are accrued daily and paid monthly. The Adviser, at its sole discretion, may waive all or any portion of its advisory fees. Any waiver would have the effect of increasing the Fund's total return for the period during which the waiver was in effect and would not be recouped by the Adviser at a later date.


ADMINISTRATOR


On behalf of the Fund, the Trust has entered into an Administration Agreement with Forum Financial Services, Inc. ("Forum"). As provided in this agreement, Forum is responsible for the supervision of the overall management of the Trust (including the Trust's receipt of services for which it must pay), providing the Trust with general office facilities and providing persons satisfactory to the Board of Trustees to serve as officers of the Trust. For these services, Forum receives a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund with an annual minimum of $40,000. Like the Adviser, Forum, in its sole discretion, may waive all or any portion of its fees.



Forum is located at Two Portland Square, Portland, Maine 04101. It was incorporated under the laws of the State of Delaware on February 7, 1986 and as of the date hereof manages, administers or distributes registered investment companies and collective investment funds with assets of approximately $18 billion. Forum is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc.


DISTRIBUTOR


Pursuant to a Distribution Agreement with the Trust, Forum acts as distributor of the Fund's shares. Forum acts as the agent of the Trust in connection with the offering of shares of the Fund. Forum receives no compensation for its services under the Distribution Agreement. Forum may enter into arrangements with banks, broker-dealers or other financial institutions ("Selected Dealers") through which investors may purchase or redeem shares. Forum may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund. Investors purchasing shares of the Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that it may charge.


SHAREHOLDER SERVICES


The Trust has adopted a shareholder services plan providing that the Trust may obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust has authorized Forum to enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Fund's transfer agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the Investor Shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.


Among the services provided by shareholder servicing agents are: answering customer inquiries regarding account matters; assisting shareholders in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of the Trust, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing subaccounting services for Fund shares held beneficially; and providing such other services as the Trust or a shareholder may request.

TRANSFER AGENT

The Trust has entered into a Transfer Agency Agreement with Forum Financial Corp. ("FFC") pursuant to which FFC acts as the Fund's transfer agent and dividend disbursing agent. FFC maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents), performs other transfer agency functions and acts as dividend disbursing agent for the Trust. In addition, FFC performs portfolio accounting services for the Fund, including determination of the Fund's net asset value.

EXPENSES OF THE TRUST


The Fund's expenses comprise Trust expenses attributable to the Fund, which are charged to the Fund. Subject to the obligation of the Adviser to reimburse the Fund for excess expenses of the Fund, the Trust pays for all of its expenses. The Adviser, Forum and FFC, in their sole discretion, may waive all or any portion of their respective fees, which are accrued daily, and paid monthly. Any such waiver, which could be discontinued at any time, would have the effect of increasing the Fund's performance for the period during which the waiver was in effect and would not be recouped at a later date.



INVESTMENT IN THE FUND



PURCHASES AND REDEMPTIONS OF SHARES - GENERAL



You may purchase or redeem shares of the Fund without a sales charge at their net asset value on any weekday except on days when the New York Stock Exchange is closed ("Fund Business Day"). The Trust does not accept orders on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving and Christmas. The Fund's net asset value is calculated at 4:00 p.m., Eastern time on each Fund Business Day. SEE "Determination of Net Asset Value."


PURCHASES. Fund shares are issued at a price equal to the net asset value per share next determined after an order in proper form is received and accepted. The Fund reserves the right to reject any subscription for the purchase of its shares and may, in the Adviser's discretion, accept portfolio securities in lieu of cash as payment for Fund shares. Fund shares become entitled to receive dividends on the day after the shares are issued to an investor.

REDEMPTIONS. There is no redemption charge, no minimum period of investment, and no restriction on frequency of redemptions. Shares are redeemed at a price equal to the net asset value per share next determined following acceptance by FFC of the redemption order in proper form (and any supporting documentation which FFC may require). Shares redeemed are not entitled to participate in dividends declared after the day on which a redemption becomes effective.

The date of payment of redemption proceeds may not be postponed for more than seven days after shares are tendered to FFC for redemption by a shareholder of record. The right of redemption may not be suspended except in accordance with the provisions of the Investment Company Act.


MINIMUM INVESTMENTS. There is a $10,000 minimum for initial investments in the Fund. For individual retirement accounts and automatic investment plans, the investment minimum is $2,000. The minimum for subsequent investments is $100. The Trust and the Administrator each reserve the right to waive the minimum investment requirement.


ACCOUNT STATEMENTS. Shareholders will receive from the Trust periodic statements listing account activity during the statement period.

SHARE CERTIFICATES. FFC maintains a shareholder account for each shareholder. The Trust does not issue share certificates.


PURCHASE AND REDEMPTION PROCEDURES



You may obtain the account application by calling (800) 844-8258 or by writing The CRM Small Cap Value Fund at P.O. Box 446, Portland, Maine 04112.



INITIAL PURCHASE OF SHARES


MAIL. Investors may send a check made payable to "CRM Funds" with a completed account application to:

       The CRM Small Cap Value Fund
       P.O. Box 446
       Portland, Maine 04112

Checks are accepted at full value subject to collection. All checks must be drawn on a United States bank. If a check is returned unpaid, the purchase will be canceled, and the investor will be liable for any resulting losses or fees incurred by the Fund, the Adviser or FFC.

BANK WIRE. To make an initial investment in the Fund using the fedwire system for transmittal of money between banks, you should first telephone FFC at 207-879-8910 or 800-844-8258 to obtain an account number. You should then instruct a member commercial bank to wire your money immediately to:

   The First National Bank of Boston
   Boston, Massachusetts
   ABA # 011000390
       For Credit to: Forum Financial Corp.
       Account # 541-54171
       The CRM Small Cap Value Fund
       (Investor's Name)
       (Investor's Account Number)

You should then promptly complete and mail the account application.


If you plan to wire funds, you should instruct your bank early in the day so the wire transfer can be accomplished the same day. Your bank may assess charges for transmitting the money by bank wire and for use of Federal Funds. The Trust does not charge investors for the receipt of wire transfers. Payment in the form of a bank wire received prior to 4:00 p.m., Eastern time on a Fund Business Day will be treated as a Federal Funds payment received before that time.


THROUGH BROKERS. You may purchase and redeem shares of the Fund through brokers and other financial institutions that have entered into sales agreements with Forum. These institutions may charge a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Trust. The Trust is not responsible for the failure of any institution to promptly forward these requests.

If you purchase shares through a broker-dealer or financial institution, your purchase will be subject to its procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. You should acquaint yourself with the institution's procedures and read this Prospectus in conjunction with any materials and information provided by your institution. If you purchase Fund shares in this manner, you may or may not be the shareholder of record and, subject to your institution's and the Fund's procedures, may have Fund shares transferred into your name. There is typically a one to five day settlement period for purchases and redemptions through broker-dealers.


AUTOMATIC INVESTMENT PLAN. Current shareholders may purchase additional shares by arranging systematic monthly, bi-monthly or quarterly investments into the Fund with an automatic investment plan. The initial minimum is $2,000 and the minimum subsequent automatic investment is $100. After shareholders give the Trust proper authorization, their bank accounts, which must be with banks that are members of the Automated Clearing House, will be debited accordingly to purchase shares. Shareholders will receive a confirmation from the Trust for every transaction, and a withdrawal will appear on their bank statements.



To participate in an automatic investment plan, shareholders must complete the appropriate sections of the enrollment form. This form may be obtained by calling the Trust at 207-879-8910 or 800-844-8258. The amount shareholders specify will automatically be invested in shares at the Fund's net asset value per share next determined after payment is received by the Trust.



SUBSEQUENT PURCHASES OF SHARES


You may purchase additional shares of the Fund by mailing a check or sending a bank wire as indicated above. Shareholders using the wire system for subsequent purchases should first telephone FFC at 207-879-8910 or 800-844-8258 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.


REDEMPTION OF SHARES


Redemption requests will not be effected unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing in the Fund through wire transfers. Normally redemption proceeds are paid immediately following any redemption, but in no event later than seven days after redemption, by check mailed to the shareholder of record at his record address. Shareholders that wish to redeem shares by Telephone or by Bank Wire must elect these options by properly completing the appropriate sections of their account application. These privileges may be modified or terminated by the Trust at any time.


Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $10,000 ($2,000 for IRAs or automatic investment plans). The Fund will not redeem accounts that fall below these amounts solely as a result of a reduction in net asset value of the Fund's shares.


REDEMPTION BY MAIL. You may redeem all or any number of your shares by sending a written request to FFC at the address above. You must sign all written requests for redemption and provide a signature guarantee. SEE "Signature Guarantees."

TELEPHONE REDEMPTIONS. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling FFC at 207-879-8910 or 800-844-8258. The minimum amount for a telephone redemption is

$1,000. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Trust and FFC will employ reasonable procedures to confirm that such instructions are genuine. Shareholders must provide FFC with the shareholder's account number, the exact name in which the shares are registered and some additional form of identification such as a password. The Trust or FFC may employ other procedures such as recording certain transactions. If such procedures are followed, neither FFC nor the Trust will be liable for any losses due to unauthorized or fraudulent redemption requests. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

During times of drastic economic or market changes, it may be difficult to make a redemption by telephone. If you cannot reach FFC by telephone, you may mail or hand-deliver your request to FFC at Two Portland Square, Portland, Maine 04101.

BANK WIRE REDEMPTIONS. If you have elected wire redemption privileges, the Fund will upon request transmit the proceeds of any redemption greater than $10,000 by Federal Funds wire to a bank account designated on your account application. If you wish to request bank wire redemptions by telephone, you must also elect telephone redemption privileges.


EXCHANGE PRIVILEGE



Shareholders of the Fund may exchange their shares for shares of the Daily Assets Treasury Fund, a money market fund managed by Forum and a separate series of Forum Funds. You may receive a copy of that fund's prospectus by writing FFC or calling (800) 844-8258. No sales charges are imposed on exchanges between the Fund and the Daily Assets Treasury Fund.



EXCHANGE PROCEDURES. You may request an exchange by writing to FFC at Two Portland Square, Portland, Maine 04101. The minimum amount for an exchange to open an account in the Daily Assets Treasury Fund is $2,500. Exchanges may only be made between identically registered accounts. You do not need to complete a new account application, unless you are requesting different shareholder privileges for the new account. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time. There is no charge for the exchange privilege or limitation as to frequency of exchanges.


An exchange of shares in the Fund pursuant to the exchange privilege is, in effect, a redemption of Fund shares (at net asset value) followed by the purchase of shares of the investment company into which the exchange is made (at net asset value) and may result in a shareholder realizing a taxable gain or loss for Federal income tax purposes. The exchange privilege is available to shareholders residing in any state in which shares of the Daily Assets Treasury Fund may legally be sold.

TELEPHONE EXCHANGES. If you have elected telephone exchange privileges, you may request an exchange by calling FFC at (800) 844-8258. The Fund and FFC are not responsible for the authenticity of telephone instructions or losses, if any, resulting from unauthorized telephone exchange requests. The Fund employs reasonable procedures to insure that telephone orders are genuine and, if it does not, may be liable for any losses due to unauthorized transactions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

OTHER INVESTMENT INFORMATION



CHANGES TO ACCOUNT INFORMATION. To change the record name or address of your account, the designated bank account, the dividend election, or the telephone redemption option election on an account, you must provide a signature guarantee.


SIGNATURE GUARANTEES. When a signature guarantee is called for, you must have "Signature Guaranteed" stamped under your signature and signed by a commercial bank or trust company, a broker, dealer or securities exchange, a credit union or a savings association that is authorized to guarantee signatures.

RETIREMENT ACCOUNTS

The Fund may be a suitable investment for part or all of the assets held in retirement such as IRAs, SEP-IRAs, Keoghs, or other types of retirement accounts. The minimum initial investment for investors opening a retirement account or investing through your own IRA is $2,000. There is no minimum for subsequent investments.

For information on investing in the Fund for retirement, and retirement account plans, call FFC at (800) 844-8258, or write to Two Portland Square, Portland, Maine 04101.

DIVIDENDS AND TAX MATTERS

DIVIDENDS

Dividends of the Fund's net investment income, if any, are declared and paid annually. Net capital gains realized by the Fund, if any, also will be distributed annually. All dividends and net capital gains distributions are reinvested in additional shares of the Fund, unless you elect to receive distributions in cash. For Federal income tax purposes, dividends are treated the same whether they are received in cash or reinvested in additional shares of the Fund. SEE "Taxes."

Income dividends will be reinvested at the Fund's net asset value as of the last day of the period with respect to which the dividends are paid and capital gains dividends will be reinvested at the net asset value of the Fund on the payment date for the dividend. Cash payments may be made more than seven days following the date on which dividends would otherwise be reinvested.

TAXES

The Fund intends to qualify for each fiscal year and elect to be treated as a "regulated investment company," or "RIC," under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As a RIC, the Fund is not liable for Federal income and excise taxes on the net investment income and capital gains that it distributes to shareholders in accordance with applicable provisions of the Code. The Fund intends to distribute all of its net income and net capital gains each year. Accordingly, the Fund should not be subject to Federal income and excise taxes.


Dividends paid by the Fund out of its net investment income and short-term capital gains are taxable to its shareholders as ordinary income. Distributions of the Fund's net long-term capital gains, if any, are taxable to the shareholders as long-term capital gains, regardless of the length of time the shareholder has held shares in the Fund at the time of distribution. A portion of the Fund's dividends may qualify for the dividends received deduction available to corporations.


If a shareholder holds shares for six months or less and redeems his shares at a loss after receiving a distribution taxable to him as a long-term capital gain, the loss would be treated as a long-term capital loss to the extent of the distribution.

Any dividend or other distribution received by a shareholder on shares of the Fund will reduce the net asset value of his shares by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of shares by a shareholder, although in effect a return of capital would still be taxable to him as a dividend as described above.


Dividends and other distributions to shareholders are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.


The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) made to a non-corporate shareholder unless the shareholder certifies in writing that the social security or tax identification number provided by him is correct and that the shareholder is not subject to backup withholding for prior underreporting to the Internal Revenue Service.

Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each year.

OTHER INFORMATION


DETERMINATION OF NET ASSET VALUE



The Trust determines the net asset value per share of the Fund as of 4:00 P.M., Eastern time, on each Fund Business Day by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. Securities owned by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sale price is reported, the mean of the last bid and ask price is used. If no mean price is available, the last bid price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the valuation committee of the Board of Trustees. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order as described under "Purchases and Redemptions of Shares."



THE TRUST AND ITS SHARES


The Trust is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the State of Delaware on April 24, 1995. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create classes of shares within each series. If shares of separate series are issued, each share of each series would be entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that series. Voting rights would not be cumulative and the shares of each series of the Trust would be voted separately except when an aggregate vote is required by law. No other series or classes of shares are currently authorized.

Delaware law does not require a registered investment company to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available procedures for requiring the Trustees to call a meeting and for removing Trustees. Shares issued by the Trust have no conversion, subscription or preemptive rights. SEE "OTHER INFORMATION - The Trust and its Shareholders" in the SAI.

THE CRM SMALL CAP VALUE FUND


FUND INFORMATION:                       ACCOUNT INFORMATION AND
                                        SHAREHOLDER SERVICES:
Two Portland Square
Portland, Maine 04101                        Forum Financial Corp.
(800) 276-2883                               P.O. Box 446
                                             Portland, Maine 04112
INVESTMENT ADVISER:                          (207) 879-8910
     CRM Advisors, LLC                       (800) 844-8258
     707 Westchester Avenue
     White Plains, New York 10604



                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1997


     The CRM Funds (the "Trust") is a registered open-end investment company. This Statement of Additional Information supplements the Prospectus dated February 1, 1997 offering shares of the CRM Small Cap Value Fund (the "Fund") and should be read only in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting shareholder servicing at the address listed above.


TABLE OF CONTENTS
                                                    Page
                                                    ----

          1.   Investment Policies . . . . . . . .   2
          2.   Investment Limitations. . . . . . .   5
          3.   Performance Data and Advertising. .   7
          4.   Management. . . . . . . . . . . . .   9
          5.   Determination of Net Asset Value. .  15
          6.   Portfolio Transactions. . . . . . .  15
          7.   Additional Purchase and
                Redemption Information . . . . . .  16
          8.   Taxation. . . . . . . . . . . . . .  17
          9.   Other Matters . . . . . . . . . . .  22

          Appendix A -- Description of Securities Ratings

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
         IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF
               PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                             1. INVESTMENT POLICIES

     The following discussion is intended to supplement the disclosure in the Prospectus concerning the Fund's investments, investment techniques and the risks associated therewith.

DEFINITIONS

     These terms in the SAI shall have the following meanings:

          "Board" shall mean the Board of Trustees of the Trust.

          "U.S. Treasury obligations" shall mean securities issued by the United States Treasury, such as Treasury bills, notes and bonds, that are fully guaranteed as to payment of principal and interest by the United States.

          "1940 Act" shall mean the Investment Company Act of 1940, as amended.


ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements maturing in more than seven days.

     The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to CRM Advisers, LLC (the "Adviser"), pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Adviser monitors the liquidity of the securities in the Fund's portfolio and reports periodically on such decisions to the Board.

OPTIONS

     The Fund may seek to hedge against a decline in the value of securities it owns or an increase in the price of securities which it plans to purchase by purchasing and writing (I.E., selling) covered options on an exchange or over the counter. An option is covered if, as long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or maintains cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option.

     The use of options subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities hedged or used for cover; (3) the fact that skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option at any particular time; and (5) the possible need to defer closing out of certain options to avoid adverse tax consequences. Other risks include the inability of the Fund, as the writer of covered call options, to benefit from the appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund.

     The Fund will not hedge more than 30% of its total assets by buying put options and writing call options.

CORPORATE DEBT SECURITIES AND COMMERCIAL PAPER

The Fund may invest in corporate debt securities including corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates' current obligations. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7 day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

CONVERTIBLE SECURITIES

     The Fund may also invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

RATINGS AS INVESTMENT CRITERIA

     Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to corporate bonds, including convertible securities by Moody's and S&P is included in Appendix A to this Statement of Additional Information. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

                            2. INVESTMENT LIMITATIONS

FUNDAMENTAL INVESTMENT LIMITATIONS

     The Fund has adopted the following fundamental investment limitations that cannot be changed without the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Fund may not:

     (1) Purchase the securities of issuers (other than U.S. Government Securities) conducting their business activity in the same industry if, immediately after such purchase, the value of the Fund's investments in such industry would comprise 25% or more of the value of its total assets.

     (2) Purchase a security if, as a result (a) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (b) the Fund would own more than 10% of the outstanding voting securities of a single issuer. This limitation applies only with respect to 75% of the Fund's total assets and does not apply to U.S. Government Securities.

     (3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the Securities Act of 1933.

     (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

     (5) Purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities.

     (6) Make loans to other persons except for the purchase of debt securities that are otherwise permitted investments or loans of portfolio securities through the use of repurchase agreements.

     (7) Issue senior securities except pursuant to Section 18 of the Investment Company Act and except that the Fund may borrow money subject to its investment limitation on borrowing.

OTHER INVESTMENT LIMITATIONS.

     The Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

     (a) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted to be incurred by the Fund. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

     (b) Make short sales of securities except short sales against the box.

     (c) Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options.

     (d) Purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities.

     (e) Purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

     (f) Invest more than 5% of its net assets in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest.

     (g) Invest in or hold securities of any issuer if officers and Trustees of the Trust or the Adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

     (h) Invest in interests in oil or gas or interests in other mineral exploration or development programs.

     If a percentage restriction contained in an investment policy set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or redemptions of Fund shares will not be considered a violation of the limitation.

                       3. PERFORMANCE DATA AND ADVERTISING

PERFORMANCE DATA

     The Fund may quote performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's net asset value and total return will fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     In performance advertising the Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's
500 Composite Stock Price Index, the Russell 2000-Registered Trademark- Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates. In addition, the Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

TOTAL RETURN CALCULATIONS

     The Fund may advertise total return. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

           n
     P(1+T) = ERV; where:

          P = a hypothetical initial payment of $1,000;
          T = average annual total return;
          n = number of years; and
          ERV = ending redeemable value (ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period).

     In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

     Period total return is calculated according to the following formula:

     PT = (ERV/P-1); where:

          PT = period total return;
          The other definitions are the same as in average annual total return above.


     For the one year period ended September 30, 1996, the average annual total return of the Fund was 37.15%. The Fund commenced operations on October 1, 1995. Accordingly, the previously stated figure also reflects the average annual total return for the period since inception of the Fund.


OTHER INFORMATION

     The Fund may include other information in its advertisements including, but not limited to, (i) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (ii) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals; (iii) descriptions of the Fund's portfolio managers and the portfolio management staff of the Adviser or summaries of the views of the portfolio managers with respect to the financial markets; (iv) information regarding the background, experience or areas of expertise of the Fund's trustees; (v) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period; and, (vi) the net asset value, net assets or number of shareholders of a Fund as of one or more dates. The Fund may also compare the Fund's operations to the operations of other funds or similar investment products. Such comparisons may refer to such aspects of operations as the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

     In connection with its advertisements the Fund may provide "shareholders' letters" to provide shareholders or investors an introduction to the Fund's, the Trust's or any of the Trust's service provider's policies or business practices. The Fund may also include in sales materials information regarding the Adviser including the nature of its management techniques.

                                  4. MANAGEMENT

     The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Trustees deemed to be "interested persons" of the Trust as defined in the 1940 Act are marked with an asterisk(*).

*Fred M. Filoon, Chairman and President.

     Senior Vice President, Cramer Rosenthal McGlynn, Inc., New York, New York since June 1991. From June 1989 to June 1991, Mr. Filoon was Vice-President and Senior Portfolio Manager with

     Morgan Stanley Asset Management, New York, New York. He is 53 year old. His address is 520 Madison Avenue, New York, New York 10022.

John E. Appelt, Trustee.

     Certified Financial Planner, The Equitable from 1993 to the Present; Equitable From 1990 to 1993, Mr. Appelt was a District Manager with The Equitable. He is 49 years old. His address is 1221 Avenue of the Americas, 32nd Floor, New York, New York 10020-1088.

Louis Klein Jr., Trustee.

     From 1991 to the Present, Mr. Klein has been self-employed as a financial and professional services consultant. He has also held the following positions during that period: Trustee, Manville Personal Injury Settlement Trust; Director, Riverwood International Corporation; Director, Manville Corporation. From 1989 to 1991, Mr. Klein was Chairman and CEO of Stendig Inc., a New York based importer and marketer of office, institutional and residential furniture and textiles. He is 60 years old. His address is 114 West 27th Street, New York, New York 10001.

Clement C. Moore, II, Trustee.

     President, Mariemont Corporation, a commercial real estate holding and management company, from 1980 to present. He is 51 years old. His address is 717 Fifth Avenue, Suite 2300, New York, New York.

*Eugene A. Trainor, III, Trustee, Secretary and Treasurer.

     Vice-President and CFO, Cramer Rosenthal McGlynn, Inc., New York, New York since August 1994. From July 1990 to August 1994, he was CFO of Grotech Capital Group, Timonium, Maryland. He is 32 years old. His address is 707 Westchester Avenue, White Plains, NY 10604.

Max Berueffy, Assistant Secretary.


     Counsel, Forum Financial Services, Inc., with which he has been associated since May 1994. Prior to that, Mr. Berueffy was a member of the staff of the U.S. Securities and Exchange Commission. Mr. Berueffy is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. He is 44 years old. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Assistant Secretary.


     Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior to that, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein also serves as an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. He is 35 years old. His address is Two Portland Square, Portland, Maine 04101.





Michael J. McKeen, Assistant Treasurer.


     Fund Accounting Manager, Forum Financial Corp., with which he has been associated since June 1993. Prior to that, Mr. McKeen was attending the University of Maine, from which he obtained a B.S. degree in Finance in May of 1993. Mr. McKeen also serves as an officer for various registered investment companies for which Forum Financial Corp. serves as fund accountant and/or transfer agent. He is 25 years old. His address is Two Portland Square, Portland, Maine 04101.



The following table sets forth the fees paid to each Trustee of the Trust for the period from October 1, 1995 to September 30, 1996.


Name of Person            Aggregate          Pension or           Estimated             Total
                        Compensation         Retirement            Annual           Compensation
                         from Trust           Benefits          Benefits upon      from Trust and
                                           Accrued as Part       Retirement         Fund Complex
                                               of Fund                               to Trustees
                                              Expenses
-------------------------------------------------------------------------------------------------
Fred M. Filoon              $0.00              $0.00                $0.00               $0.00

John E. Appelt           $5000.00              $0.00                $0.00            $5000.00

Louis Klein, Jr.         $5000.00              $0.00                $0.00            $5000.00

Clement C. Moore         $5000.00              $0.00                $0.00            $5000.00

Eugene A. Trainor           $0.00              $0.00                $0.00               $0.00

THE INVESTMENT ADVISER

     The Fund's investment adviser, CRM Advisors, LLC (the "Adviser") furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Advisory Agreement will remain in effect for a period of twelve months from the date of its effectiveness and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

     The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser on 60 days' written notice to the Trust, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Fund, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement provides that the Adviser may render services to others. In addition to receiving its advisory fee from the Fund, CRM and the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Fund. If an investor in the Fund also has a separately managed account with CRM with assets invested in the Fund, CRM will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from a client.


     The dollar amount of the fees payable under the Investment Advisory Agreement between CRM and the Adviser, the amount of the fee waived by the Adviser and the actual fee received by the Adviser, respectively, for the fiscal year ended September 30, 1996, were as follows: $173,105, $39,802 and $132,303.


ADMINISTRATOR

     Forum Financial Services, Inc. ("Forum") acts as administrator to the Trust pursuant to an Administration Agreement with the Trust. As administrator, Forum provides management and administrative services necessary to the operation of the Trust (which include, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust), and provides the Trust with general office facilities. The Administration Agreement will remain in effect for a period of twelve months with respect to the Fund and thereafter is automatically renewed each year for an additional term of one year.

     The Administration Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Fund by vote of the Fund's shareholders or by either party on not more than 60 days' written notice. The Administration Agreement also provides that Forum shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement.


At the request of the Board, Forum provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of Forum, the Adviser or their affiliates.

     The dollar amount of the fees payable under the Administration Agreement between CRM and the Forum, the amount of the fee waived by Forum and the actual fee received by Forum, respectively, for the fiscal year ended September 30, 1996, were as follows: $40,000, $15,579 and $24,421.


DISTRIBUTOR

     Forum is also the Trust's distributor and acts as the agent of the Trust in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. The Distribution Agreement will continue in effect for twelve months and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board or by vote of the shareholders entitled to vote thereon, and in either case, by a majority of the Trustees who (i) are not parties to the Distribution Agreement, (ii) are not interested persons of any such party or of the Trust and (iii) with respect to any class for which the Trust has adopted a distribution plan, have no direct or indirect financial interest in the operation of that distribution plan or in the Distribution Agreement, at a meeting called for the purpose of voting on the Distribution Agreement. All subscriptions for shares obtained by Forum are directed to the Trust for acceptance and are not binding on the Trust until accepted by it. Forum receives no compensation or reimbursement of expenses for the distribution services provided pursuant to the Distribution Agreement and is under no obligation to sell any specific amount of Fund shares.

     The Distribution Agreement provides that Forum shall not be liable for any error of judgment or mistake of law or in any event whatsoever, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

     The Distribution Agreement is terminable with respect to the Fund without penalty by the Trust on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Forum on 60 days' written notice. The Distribution Agreement will automatically terminate in the event of its assignment.

     Forum may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholders service fees even though shares of the Fund are sold without sales charges or distribution fees. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.

     Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

TRANSFER AGENT

     Forum Financial Corp. (the "Transfer Agent") acts as transfer agent and dividend disbursing agent of the Trust pursuant to a Transfer Agency Agreement. For its services, the Transfer Agent receives with respect to the Fund an annual fee of $12,000 plus $25 per shareholder account. Pursuant to a Fund Accounting Agreement, the Transfer Agent also provides the Fund with portfolio accounting, including the calculation of the Fund's net asset value. For these services, the Transfer Agent receives with respect to the Fund an annual fee ranging from $36,000 to $60,000 depending upon the amount and type of the Fund's portfolio transactions and positions.


     The dollar amount of the fees payable under the Transfer Agency Agreement and the Fund Accounting Agreement between CRM and the Transfer Agent, the amount of the fees waived by the Transfer Agent and the actual fees received by the Transfer Agent for the fiscal year ended September 30, 1996, were as follows:



                  Fees Payable     Amount of Fees Waived    Fees Received
                                       or Reimbursed



Transfer Agency     $20,413                  0                 $20,413
Fund Accounting     $39,000                  0                 $39,000


     Both the Transfer Agency Agreement and Fund Accounting Agreement were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the respective agreements or interested persons of any such party, at a meeting called for the purpose of voting on the respective agreements. Each of these agreements will remain in effect for a period of one year and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders and in either case by a majority of the Trustees who are not parties to the respective agreement or interested persons of any such party, at a meeting called for the purpose of voting on the respective agreements.

EXPENSES

     Under the Advisory Agreement, the Trust has confirmed its obligation to pay all its expenses subject to the obligation of the Adviser to reimburse the Trust for its excess expenses as described in the Prospectus. The Trust's expenses include: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the Trust's custodian and transfer agent; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; compensation of the Trust's Trustees; compensation of the Trust's officers and employees who are not employees of the Adviser, Forum or their respective affiliates and costs of other personnel performing services for the Trust; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; state securities laws registration fees and related expenses; the fees payable under the Advisory Agreement, and the Administration and Distribution Agreement.

                       5. DETERMINATION OF NET ASSET VALUE

     The Trust determines the net asset value per share of the Fund as of 4:00 P.M., Eastern time, on Fund Business Days (as defined in the Prospectus), by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. The Trust does not determine net asset value on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving and Christmas.

                            6. PORTFOLIO TRANSACTIONS

     The Fund generally will effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund.

     The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Adviser may also take into account payments made by brokers effecting transactions for the Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay. The Adviser may also take into account sales of Fund shares when allocating brokerage.

     In addition, the Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by the Adviser in connection with services to clients other than the Fund, and the Adviser's fee is not reduced by reason of the Adviser's receipt of the research services.

     Investment decisions for the Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies and accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

     The Fund contemplates that, consistent with the policy of obtaining best net results, brokerage transactions may be conducted through the Adviser's affiliates, affiliates of those persons or Forum. The Advisory Agreement authorizes the Adviser to so execute trades. The Board of Trustees has adopted procedures in conformity with applicable rules under the Investment Company Act to ensure that all brokerage commissions paid to these persons are reasonable and fair.

                7. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund are sold on a continuous basis by the distributor at net asset value without any sales charge. Shareholders may effect purchases or redemptions or request any shareholder privilege in person at FFC's offices located at Two Portland Square, Portland, Maine 04101.

     The Trust accepts orders for the purchase or redemption of shares Monday through Friday on all Fund Business Days (as defined in the prospectus) between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time). The Trust does not determine net asset value, and does not accept orders, on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. The Trust also reserves the right to cease accepting purchase and redemption orders for same day credit when the Public Securities Association (PSA) recommends that the securities market close early. On days that the Trust closes early, purchase and redemption orders received after the PSA recommended closing time will be credited for the next Business Day. In addition, the Trust reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permitted by the SEC.

ADDITIONAL REDEMPTION MATTERS

     The Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus from time to time.

     Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partly in portfolio securities if the Board of Trustees determines economic conditions exist which would make payment in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.


     Shareholders' rights of redemption may not be suspended, except (i) for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, (ii) for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(iii) for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

     Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that (i) are not restricted as to transfer either by law or liquidity of market and (ii) have a value which is readily ascertainable (and not established only by valuation procedures).

                                   8. TAXATION

     The Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve governmental supervision of management or investment practices or policies of the Fund. The information set forth in the Prospectus and the following discussion relates solely to Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel as to the consequences to them of Federal, state and local tax laws.

     As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of investment company taxable income (i.e., net investment income and capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

     In addition to satisfying the distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gains if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose.

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. For purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto). However, for purposes of Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

FUND DISTRIBUTIONS

     The Fund anticipates distributing substantially all of its investment company taxable income (i.e., the taxable income of a regulated investment company adjusted pursuant to Section 852(b)(2) of the Code) for each taxable year. Such distributions will be taxable for shareholders as ordinary income and treated as dividends for federal income tax purposes, and may qualify for the 70% dividends-received deduction for corporate shareholders.


     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts, except to the extent that they may be offset by capital loss carryovers. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.


     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Shareholders purchasing shares of the Fund just prior to the ex-dividend date will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemptions of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

     For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received. There may be short- or long-term gains and losses associated with closing purchase or sale transactions. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30, or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

SALE OR REDEMPTION OF SHARES

     A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum federal rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. Federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

     The foregoing general discussion of U.S. Federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. Federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of Federal, state and local tax rules with respect to an investment in the Fund.

                                9. OTHER MATTERS

CUSTODIAN

     Pursuant to an agreement (the "Custodian Agreement"), The First National Bank of Boston (the "Custodian"), P.O. Box 1959, Boston, Massachusetts 02105, acts as the custodian of the Funds' assets. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, determining income and collecting interest on Fund investments. The Custodian may employ foreign subcustodians to provide custody of the Fund's foreign assets in accordance with applicable regulations. The Custodian is paid a fee at an annual rate of 0.02% of the first $100 million of the average daily net assets of the Fund, 0.015% of the next $100 million of the average daily net assets of the Fund and 0.001% of the average daily net assets of the Fund over $200 million, and certain transaction fees.

COUNSEL

     Legal matters in connection with the issuance of shares of stock of the Trust are passed upon by Messrs. Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022. Kramer, Levin, Naftalis & Frankel has relied upon the opinion of Messrs. Morris, Nichols, Arsht & Tunnell, 1201 N. Market Street, Wilmington, Delaware, for matters relating to Delaware law.

AUDITORS

     Ernst & Young LLP, independent auditors, have been selected as auditors for the Trust .

THE TRUST AND ITS SHAREHOLDERS

     The Trust was organized as a Delaware business trust on April 24, 1995.

     Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

     The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Fund capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

OWNERSHIP OF SHARES OF THE FUND


As of January 15, 1997, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1.00% of the Fund's outstanding shares. Also as of that date, no person owned of record 5% or more of the Fund's outstanding shares.












FINANCIAL STATEMENTS



The financial statements of the Fund for the year ended September 30, 1996 (which include statements of assets and liabilities, including the schedule of investments of the Fund and the related statements of operations, the statement of changes in net assets, the financial highlights, and the independent auditors' report thereon) are included in the Annual Report to shareholders of the Trust are delivered along with this SAI and incorporated herein by reference.

                                      APPENDIX A

                          DESCRIPTION OF SECURITIES RATINGS


CORPORATE BONDS (INCLUDING CONVERTIBLE DEBT)

    (a) MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

    Moody's rates corporate bond issues, including convertible debt issues, as follows:

    Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

    Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

    (b) STANDARD & POOR'S CORPORATION ("S&P")

    S&P rates corporate bond issues, including convertible debt issues, as follows:

    Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

    Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas, they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated 'BB' have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    Bonds rated 'B' have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

    Bonds rated 'CCC' have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

    The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating 'Cl' is reserved for income bonds on which no interest is being paid.

    Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. Bonds rated 'D' are in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

PREFERRED STOCK

    (A) MOODY'S

    Moody's rates preferred stock issues as follows:

    An issue which is rated aaa is a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

    An issue which is rated "aa" is a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

    An issue which is rated "a" is an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    An issue which is rated "baa" is a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.


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    An issue which is rated "ba" has speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    An issue which is rated "c" can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

    (b) STANDARD & POOR'S

    Standard & Poor's rates preferred stock issues as follows:

    "AAA" is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

    A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

    An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

    Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


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


    The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

    A preferred stock rated "C" is a non-paying issue.

    A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

    To provide more detailed indications of preferred stock quality, the ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


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